                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statement Nos. 333-09283, 333-04203, 333-89057, 333-89059 and 333-43308 of Vertel
Corporation filed on Form S-8 of our report dated February 5, 2001 appearing in the Annual Report on Form 10-K of Vertel Corporation for the year ended December 31, 2000.

Deloitte & Touche LLP

Los Angeles, California
March 30, 2001